UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2008

THE READER’S DIGEST ASSOCIATION, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification)
No.

Reader’s Digest Road
Pleasantville, New York 10570

(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On June 30, 2008, The Reader’s Digest Association, Inc. issued a press release announcing it has commenced a registered exchange offer to exchange any and all of its $600,000,000 outstanding principal amount of 9% Senior Subordinated Notes due 2017 for an equal amount of new 9% Senior Subordinated Notes due 2017.  The exchange offer will expire at 5:00 p.m., Eastern Time, on July 28, 2008, unless extended.

A copy of the press release announcing the exchange offer is attached as Exhibit 99.1 to this Form 8-K and incorporated into this Item 8.01 by reference (other than information included on or linked from the registrant’s website, referenced in such release, which is not incorporated by reference into this report).

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release dated June 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER’S DIGEST ASSOCIATION, INC.

	By:	/s/ Andrea R. Newborn
Andrea R. Newborn
Vice President, General Counsel and
Secretary

Date: July 1, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press Release dated June 30, 2008